Emerging Markets Growth Fund, Inc.SM Prospectus Supplement February 15, 2023 (for prospectus dated September 2, 2022)

1. The “Principal investment strategies” section of the prospectus is amended to read as follows:

Principal investment strategies The fund invests primarily in common stock and other equity securities of issuers in developing countries. Developing countries are also known as “emerging markets.” In determining whether an issuer is in a developing country, the fund will consider, among other things, whether the country is generally considered to be a developing country by the international financial community, where the issuer is domiciled and/or the location of the issuer’s principal place of business. Equity securities are securities that exhibit ownership characteristics, including common and preferred stock, securities convertible into common and preferred stock and depository receipts representing ownership in common and preferred stock. Under normal market conditions, the fund invests at least 90% of its net assets in developing country equity securities. These securities are discussed more fully under “Investment objective, strategies and risks.”

The fund may have significant exposure to one or more developing countries. For example, as of December 31, 2021, the fund held more than 30% of its assets in securities of issuers domiciled in China. See the paragraphs captioned “Investing outside the United States,” “Investing in developing countries” and “Exposure to country, region, industry or sector” under “Principal risks” below for a description of risks associated with such investments. More current portfolio holdings information for the fund is available on our website at capitalgroup.com.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

2. The first five paragraphs in the “Investment objective, strategies and risks” section of the prospectus are amended to read as follows:

Investment objective, strategies and risks The fund’s investment objective is to seek long-term capital growth. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders. The fund invests primarily in common stock and other equity securities of issuers in developing countries. Developing countries are also known as “emerging markets.” Equity securities are securities that exhibit ownership characteristics, including common and preferred stock, securities convertible into common and preferred stock and depository receipts representing ownership in common and preferred stock. Under normal market conditions, the fund invests at least 90% of its net assets in developing country equity securities as discussed below (“developing country securities”). This policy is subject to change only upon 60 days’ notice to shareholders. Developing country securities will consist of:

·	securities of issuers in developing countries that have been designated for investment by the fund’s investment adviser (“Qualified Markets”); and
·	securities of issuers in a developing country that is not a Qualified Market; provided, however, that no more than 10% of the fund’s net assets will consist of the securities of issuers that fall into this category.

These securities may include Global Depositary Receipts, American Depositary Receipts or other types of depositary receipts and may be listed or traded outside the issuer's domicile country.

The following countries are currently designated Qualified Markets:

·	Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Jordan, Kazakhstan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, United Arab Emirates, and Venezuela.

In determining which markets to designate for investment, the investment adviser will take into account such considerations as market liquidity, the availability of information about the market, and the impact of applicable government regulation, including fiscal and foreign exchange repatriation rules.

The fund may also invest up to 10% of its net assets in the securities of issuers that are not in developing countries, but that have at least 75% of their assets in developing countries, or derive or expect to derive at least 75% of their total revenue or profit from goods or services produced in or sales made in developing countries.

Consistent with the fund’s objective, it may use derivative instruments. Derivatives may be used to, among other things, manage foreign currency exposure, provide liquidity, obtain exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner. Derivatives will not be used, however, to leverage the fund above its total net assets. Certain derivatives, repurchase transactions and reverse repurchase transactions may be collateralized and additional cash may be held for these purposes.

The fund may also hold cash and cash equivalents, including commercial paper and short-term securities, or freely convertible currencies. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest substantially in such instruments in response to certain circumstances, such as periods of market turmoil. During such periods, the fund may not seek its investment objective. A larger percentage of such holdings could moderate the fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of the fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-529-0223O CGD/10039-S93371

Emerging Markets Growth Fund, Inc.SM Statement of Additional Information Supplement February 15, 2023 (for statement of additional information dated September 2, 2022)

1. The “Certain limitations and guidelines” section of the statement of additional information is amended to read as follows:

Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets (excluding, for the avoidance of doubt, collateral held in connection with securities lending activities) unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

·	Under normal market conditions, the fund invests at least 90% of its net assets in developing country equity securities as discussed in this section (“developing country securities”).
·	Developing country securities include:
o	Securities of issuers in countries that have securities markets designated for investment by the fund’s investment adviser (“Qualified Markets”); and
o	Securities of issuers that are in a developing country that is not a Qualified Market; provided, however, that no more than 10% of the fund’s net assets will consist of the securities of issuers that fall into this category.
·	The fund may also invest up to 10% of its net assets in the securities of issuers that are not in developing countries, but that have at least 75% of their assets in developing countries, or derive or expect to derive at least 75% of their total revenue or profit from goods or services produced in or sales made in developing countries.

2. The information under the heading “Nonfundamental policies” in the “Fund policies” section of the statement of additional information is amended to read as follows:

Nonfundamental policies — Under normal market conditions, the fund invests at least 90% of its net assets in developing country equity securities as discussed in this section (“developing country securities”). The fund invests principally in securities of issuers in countries that have securities markets designated for investment by the fund’s investment adviser (“Qualified Markets”). Developing country securities also includes securities of issuers that are in a developing country but not in a Qualified Market (“nonqualified market developing country securities”); provided, however, that the fund may not invest more than 10% of its net assets in securities that fall into this category. Exchanges or over the counter markets in which the securities are traded may be either within or outside the issuer’s domicile country, and the securities may be listed or traded in the form of American Depositary Receipts, Global Depositary Receipts, International Depositary Receipts or other types of depositary receipts.

The fund may also invest up to 10% of its net assets in securities of issuers that are not in developing countries, provided that at least 75% of such issuers’ assets are in developing countries, or such issuers derive or expect to derive at least 75% of their total revenue or profits from goods or services produced in or sales made in developing countries.

The fund’s investment adviser will select Qualified Markets for primary investment by the fund taking into account, among other factors, market liquidity, the availability of information about the market and the impact of applicable government regulation, including fiscal and foreign exchange repatriation rules. As of the date of this statement of additional information, the markets in the following countries had been designated as Qualified Markets: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Jordan, Kazakhstan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, United Arab Emirates, and Venezuela. The list of Qualified Markets will be revised as additional markets are determined by the investment adviser to be appropriate, or as existing markets may no longer be deemed qualified for investment by the fund based on the foregoing factors. From time to time, the United States, other nations or other governmental entities could impose sanctions on a Qualified Market that limit or restrict foreign investment, the movement of assets or other economic activity. The fund may be prohibited from investing in securities issued by issuers subject to such sanctions and/or from selling or otherwise transacting in these investments.

The fund seeks a portfolio that is diversified both geographically and by industry sector. A variety of issuers are evaluated by the fund’s investment adviser in seeking diversification, and such evaluations generally focus on past performance and comparisons of the issuer with other companies in its industry or country, detailed investigation into the current operations and future plans of the issuer, and other relevant factors.

The fund will not purchase any security (other than marketable obligations of a national government or its agencies or instrumentalities) if as a result, investments in a single issuer would exceed 10% of the fund’s net assets.

The fund also may (i) invest in shares of other investment companies that invest in one or more Qualified Markets, or (ii) invest, up to 10% of its net assets, in shares of other investment companies that invest solely in nonqualified market developing country securities. To the extent the fund invests in other investment companies, the fund’s shareholders will bear not only their proportionate share of expenses of the fund (including operating expenses and the fees of the investment adviser), but also will bear indirectly similar expenses of the underlying investment companies.

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-530-0223O CGD/10149-S93372